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                                                                   EXHIBIT 10.10

                              TERMINATION AGREEMENT

                  Termination Agreement ("Agreement") dated into as of January 27, 2004, by and among Hawthorne Financial Corporation, a Delaware corporation (the "Company"), Hawthorne Savings, FSB, a federally chartered savings bank (the "Bank") and Fort Pitt Fund (the "Securityholder").

                                    RECITALS

         A. The Company, the Bank and the Securityholder are parties to that certain Director Agreement dated as of December 12, 1995 (the "Director Agreement").

         B. The Company has advised the Securityholder that the Company's Board of Directors has determined that it is advisable and in the best interests of the Company and its stockholders to enter into an Agreement and Plan of Merger among Commercial Capital Bancorp, Inc., CBBI Acquisition Corp. and the Company ("Acquisition Agreement"). On consummation of the transactions contemplated by the Acquisition Agreement, Commercial Capital Bancorp, Inc. will acquire the Company and the Bank, and the shares of the Company's common stock issued and outstanding immediately prior to the Effective Time (as such term as defined in the Acquisition Agreement) will be converted into shares of Parent Common Stock (as defined in the Acquisition Agreement).

         C. The Company has advised the Securityholder that Commercial Capital Bancorp, Inc., will not enter into the Acquisition Agreement unless the Securityholder executes this Agreement.

         D. The Securityholder has been advised of the terms of the Acquisition Agreement and had the opportunity to discuss the Acquisition Agreement with representatives of the Company and believes that consummation of the transactions contemplated by the Acquisition Agreement will benefit the Securityholder and, in order to obtain such benefits, the Securityholder desires to enter into this Agreement.

         Now, therefore, in consideration of the mutual promises as set forth herein and for other valuable consideration the receipt of which is hereby acknowledged, the parties agrees as follows:

                  1. Effective concurrently with the consummation of the Merger (as defined Acquisition Agreement), the Director Agreement shall terminate and no party to the Director Agreement shall have any further rights, liabilities or obligations under the Director Agreement.

                  2. The Securityholder represents and warrants to and agrees with the Company and the Bank as follows:

                           (a)      The Securityholder has all requisite power
and authority to enter into this Agreement.

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                           (b)      This Agreement constitutes the valid and
legally binding obligation of the Securityholder.

                           (c)      The Securityholder has not assigned any of
its rights and will not assign any of its rights under the Director Agreement.

                           (d)      The Securityholder shall hold and treat all
information provided to it concerning the Acquisition Agreement in confidence and will not disclose or permit any of its representatives to disclose in any manner whatsoever any such information and will not acquire or permit any of its representatives to acquire any shares of the Company common stock or the Parent Common Stock until such time as the execution of the Acquisition Agreement and the transactions contemplated thereby are publicly disclosed.

                  3. The Company represents and warrants to and agrees with the Securityholder as follows:

                           (a)      The Company has all requisite power and
authority to enter into this Agreement.

                  4. This Agreement shall terminate on the date, if any, of termination of the Acquisition Agreement in accordance with its terms.

                  5. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived except by an instrument in writing signed by each party hereto.

                  6. This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original but all of which together shall constitute one in the same instrument.

                  7. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of California, without reference to its conflict of law principles.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                         HAWTHORNE FINANCIAL CORPORATION

                                         By: /s/ SIMONE LAGOMARSINO
                                             ___________________________________
                                             Simone Lagomarsino
                                             President & Chief Executive Officer

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                                         HAWTHORNE SAVINGS BANK

                                         By: /s/ SIMONE LAGOMARSINO
                                             ___________________________________
                                             Simone Lagomarsino
                                             President & Chief Executive Officer

                                         FORT PITT FUND

                                         By: /s/ HARRY F. RADCLIFFE
                                             ___________________________________
                                             Harry F. Radcliffe
                                             President & Chief Executive Officer

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